UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

SPIRIT REALTY CAPITAL, INC.

SPIRIT REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382
(Spirit Realty Capital, Inc.)		(Spirit Realty Capital, Inc.)

Delaware (Spirit Realty, L.P.)	333-216815-01	20-1127940 (Spirit Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Drive, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Spirit Realty Capital, Inc.	Emerging growth company ☐
Spirit Realty, L.P.	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spirit Realty Captial, Inc. ☐	Spirit Realty, L.P. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 14, 2019, Spirit Realty L.P. (the “Operating Partnership”) entered into an unsecured revolving credit and term loan agreement with a syndicate of lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, and certain other financial institutions party thereto (the “Revolving Credit and Term Loan Agreement”). The Revolving Credit and Term Loan Agreement, which refinances and replaces the Operating Partnership’s existing revolving credit agreement and term loan agreement in their entirety, provides for $800 million of aggregate revolving commitments with a maturity date of March 31, 2023 and $420 million of term loans with a maturity date of March 31, 2024. The Revolving Credit and Term Loan Agreement provides that the revolving loans will bear interest, at the Operating Partnership’s option, at the rate of either (x) the London interbank offered rate (“LIBOR”) plus (i) an applicable margin ranging from 0.775% to 1.45% depending on the Operating Partnership’s credit rating or, at the Operating Partnership’s one-time irrevocable election, (ii) an applicable margin ranging from 1.30% to 1.80% depending on the Operating Partnership’s leverage ratio, or (y) a base rate plus (i) an applicable margin ranging from 0.00% to 0.45% depending on the Operating Partnership’s credit rating or, at the Operating Partnership’s one-time irrevocable election, (ii) an applicable margin ranging from 0.30% to 0.80% depending on the Operating Partnership’s leverage ratio. The Revolving Credit and Term Loan Agreement provides that the term loans will bear interest, at the Operating Partnership’s option, at the rate of either (x) LIBOR plus (i) an applicable margin ranging from 0.85% to 1.65% depending on the Operating Partnership’s credit rating or, at the Operating Partnership’s one-time irrevocable election, (ii) an applicable margin ranging from 1.25% to 1.70% depending on the Operating Partnership’s leverage ratio, or (y) a base rate plus (i) an applicable margin ranging from 0.00% to 0.65% depending on the Operating Partnership’s credit rating or, at the Operating Partnership’s one-time irrevocable election, (ii) an applicable margin ranging from 0.25% to 0.70% depending on the Operating Partnership’s leverage ratio. In addition, so long as the interest rate for the revolving loans is determined by the Operating Partnership’s credit rating, a facility fee is charged on the aggregate revolving commitments at a rate ranging from 0.125% to 0.30% depending on the Operating Partnership’s credit rating. From and after an election by the Operating Partnership to have the interest rate for the revolving loans determined by reference to the Operating Partnership’s leverage ratio, an unused fee is charged on the unused portion of the revolving commitments at a rate ranging from 0.15% to 0.25% depending on the percentage of revolving commitments used by the Operating Partnership.

The Operating Partnership is required to comply with the following financial comments under the Revolving Credit and Term Loan Agreement:

•	Maximum total debt to total asset value ratio not to exceed 0.60:1.00;

•	Maximum Adjusted EBITDA to fixed charges ratio not less than 1.50:1.00;

•	Maximum secured debt to total asset value ratio not to exceed 0.50:1.00;

•	Ratio of unencumbered NOI to unsecured interest expense not less than 1.75:1.00; and

•	Maximum unsecured debt to unencumbered asset value ratio not to exceed 0.60:1.00.

The Revolving Credit and Term Loan Agreement contains customary affirmative and negative covenants that, among other things, limit the ability of Spirit Realty Capital, Inc. (the “Company”) to pay dividends, incur debt, incur liens and enter into certain transactions. A breach of such covenants or any other event of default would entitle the Administrative Agent to accelerate the Operating Partnership’s debt obligations.

In connection with the Revolving Credit and Term Loan Agreement, the Company entered into a guaranty (the “Revolving Credit and Term Loan Guaranty”) pursuant to which it has absolutely, irrevocably and unconditionally guaranteed to JPMorgan Chase Bank, N.A., as Administrative Agent, for the benefit of the lenders party to the Revolving Credit and Term Loan Agreement, the payment and performance of the obligations of the Operating Partnership under the Revolving Credit and Term Loan Agreement as and when due and payable.

In addition, on January 14, 2019, the Operating Partnership entered into an unsecured delayed draw term loan agreement with a syndicate of lenders, Bank of America, N.A., as Administrative Agent, and certain other financial institutions party thereto (the “Delayed Draw Term Loan Agreement”). The Delayed Draw Term Loan Agreement provides for $400 million of delayed draw term loans with a maturity date of March 31, 2022. The Delayed Draw Term Loan Agreement provides that the delayed draw term loans will bear interest, at the Operating Partnership’s option, at the rate of either (x) LIBOR plus (i) an applicable margin ranging from 0.85% to 1.65% depending on the Operating Partnership’s credit rating or, at the Operating Partnership’s one-time irrevocable election, (ii) an applicable margin ranging from 1.25% to 1.70% depending on the Operating Partnership’s leverage ratio, or (y) a base rate plus (i) an applicable margin ranging from 0.00% to 0.65% depending on the Operating Partnership’s credit rating or, at the Operating Partnership’s one-time irrevocable election, (ii) an applicable margin ranging from 0.25% to 0.70% depending on the Operating Partnership’s leverage ratio. In addition, a ticking fee accrues on the unused portion of the commitments at a rate of 0.20% until the earlier of July 12, 2019 and the termination of the commitments. There are currently no borrowings outstanding under the Delayed Draw Term Loan Agreement.

The Operating Partnership is required to comply with the following financial comments under the Delayed Draw Term Loan Agreement:

•	Maximum total debt to asset value ratio not to exceed 0.60:100;

•	Maximum Adjusted EBITDA to fixed charges ratio not less than 1.50:1.00;

•	Maximum secured debt to total asset value ratio not to exceed 0.50:1.00;

•	Ratio of unencumbered NOI to unsecured interest expense not less than 1.75:1.00; and

•	Maximum unsecured debt to unencumbered asset value ratio not to exceed 0.60:1.00.

The Delayed Term Loan Agreement contains customary affirmative and negative covenants that, among other things, limit the Company’s ability to pay dividends, incur debt, incur liens and enter into certain transactions. A breach of such covenants or any other event of default would entitle the Administrative Agent to accelerate the Operating Partnership’s debt obligations.

In connection with the Delayed Draw Term Loan Agreement, the Company entered into a guaranty (the “Delayed Draw Term Loan Guaranty”) pursuant to which it has absolutely, irrevocably and unconditionally guaranteed to Bank of America, N.A., as Administrative Agent, for the benefit of the lenders party to the Delayed Draw Term Loan Agreement, the payment and performance of the obligations of the Operating partnership under the Delayed Draw Term Loan Agreement as and when due and payable.

The description set forth in this Item 1.01 is qualified in its entirety by reference to the full text of the Revolving Credit and Term Loan Agreement, which is also attached hereto as Exhibit 10.1, the Revolving Credit and Term Loan Guaranty, which is also attached hereto as Exhibit 10.2, the Delayed Draw Term Loan Agreement, which is also attached hereto as Exhibit 10.3, and the Delayed Draw Term Loan Guaranty, which is also attached hereto as Exhibit 10.4, each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Revolving Credit and Term Loan Agreement, dated as of January 14, 2019, among Spirit Realty L.P., JPMorgan Chase Bank, N.A., as administrative agent and the financial institutions party thereto as lenders from time to time

10.2	Guaranty, dated as of January 14, 2019, between Spirit Realty Capital, Inc. and JPMorgan Chase Bank, N.A., and acknowledged by Spirit Realty L.P.

10.3	Term Loan Agreement, dated as of January 14, 2019, among Spirit Realty L.P., Bank of America, N.A., as administrative agent and the financial institutions party thereto as lenders from time to time

10.4	Guaranty, dated as of January 14, 2019, between Spirit Realty Capital, Inc. and Bank of America, N.A, and acknowledged by Spirit Realty L.P.

99.1	Press Release Dated January 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2019

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President, Chief Financial Officer and Treasurer

SPIRIT REALTY, L.P.,

By: Spirit General OP Holdings, LLC, as general partner of Spirit Realty, L.P.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President, Chief Financial Officer and Treasurer